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                                                                 Exhibit 10.5(b)

                        HORACE MANN EDUCATORS CORPORATION
                             STOCK OPTION AGREEMENT
                           (1991 Stock Incentive Plan)
                               (DIRECTOR VERSION)

     This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Horace Mann Educators Corporation, a Delaware corporation (the "Company"), and the person named below as Director.

     WHEREAS, the Company has offered shares of common stock, par value $.001 per share, of the Company (the "Common Stock") to the public;

     WHEREAS, the Company wishes to give its Directors an opportunity to acquire shares of the Common Stock and to provide an incentive for its Directors to join or remain with the Company; and

     WHEREAS, pursuant to the Company's 1991 Employee Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Director of an option to purchase shares of Common Stock, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereby agree as follows:

     1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Director, and Director hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m. (local time at the Company's principal executive office) on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall be Vested as to all of the Option Shares immediately upon the Date of Grant.

Director:
--------

Date of Grant:
-------------

Number of
---------
Option Shares:
-------------

Exercise Price
--------------
per Option Share:
----------------

Expiration Date:
---------------

     The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code.
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     2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, extraordinary distribution, with respect to the Common Stock, such substitution or adjustments shall be made in the aggregate number of shares subject to other outstanding Stock Options and Stock Appreciation Rights, and the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

     3. Exercise. The Option shall be exercisable during Director's lifetime only by Director or by his or her guardian or legal representative, and after Director's death only by the person or entity entitled to do so under Director's last will and testament or applicable intestate law, except as otherwise provided for in this Agreement (see Section 6 Nontransferability.) The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by bank check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed and accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

     4. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state, or local tax imposed as a result of the exercise of the option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Director shall, concurrently with such exercise, pay such amount to the Company in cash or by check payable to the Company, or by reducing the number of shares of Common stock to be issued and delivered to Director upon such exercise (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional shares of Common Stock that would otherwise have been issued and delivered upon such exercise), provided that the Company is not then prohibited from purchasing or acquiring such additional shares of Common Stock.

     5. Stock Exchange Requirements; Applicable Laws. All certificates for shares of Common Stock or other securities delivered under this Agreement shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     6. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. Any attempted sale, assignment, conveyance, gift, pledge, or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect. Notwithstanding the foregoing, the Option may be transferred to the spouse or lineal descendant of Director or to the trustee of a trust for the primary benefit of a spouse or lineal descendent. Such assignee shall be subject to all of the terms and provisions of the Plan and of this Agreement.


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     7. Plan. The Option is granted pursuant to the Plan, as in effect on the
Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, and the Plan's definitions are hereby incorporated by reference herein; provided, however, that no such amendment shall deprive Director, without his or her consent, of the Option or of any of Director's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Director. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Director or any other person or entity then entitled to exercise the Option.

     8. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of any Options Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     9. Service. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Director any right to continue in the service of the Company or any of its subsidiaries or (b) confer upon Director any right to participate in any employee welfare or benefit plan or other program of the Company of any of its subsidiaries other than the Plan.

     10. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     11. Investment Representation and Agreement. The Committee may require Director to furnish to the Company, prior to the issuance of any shares upon the exercise of all or any part of this option, an agreement (in such form as such committee may specify) in which Director represents that the shares acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

     12. Entire Agreement. This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

     13. Amendment. Any amendment hereto shall be in writing and signed by the parties hereto.

     14. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

     15. Counterparts. This Agreement may be signed in two counterparts.

     16. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


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     IN WITNESS WHEREOF, the Company and Director have duly executed this
Agreement as of the Date of Grant.

                                       HORACE MANN EDUCATORS CORPORATION


                                       By
                                          --------------------------------------
                                          Name:  Paul J. Kardos
                                          Title: Chairman of the Board



                                       -----------------------------------------
                                             Director

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